Exhibit 99.2

NASDAQ : BRUN

Q2 2026

Boost Run

Q2 Results and Investor Update

AI Infrastructure Delivered in Minutes

AUGUST 14, 2026

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding Boost Run, Inc.'s ("Boost Run" or the "Company") expected future financial performance, including projected annual recurring revenue, run rate revenue, contracted revenue backlog, net cash flow margins, and capital expenditure levels; anticipated data center expansion and capacity additions; expectations regarding customer pipeline and qualified pipeline conversion; and other statements that are not historical facts. Forward-looking statements are generally identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would," "on track," "guidance," and similar expressions, or the negative of such terms.

These forward-looking statements are based on management's current expectations and assumptions as of the date of this presentation and are subject to significant risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, but are not limited to: the Company's limited operating history and history of losses; the Company's ability to execute on its growth strategy, including the successful deployment of new data center capacity on projected timelines; the Company's dependence on a limited number of customers and the risk of customer concentration; the availability and pricing of GPU hardware, including NVIDIA products; the Company's ability to maintain its status as a preferred NVIDIA Cloud Partner; risks associated with rapid technological change in the AI and high-performance computing industries; the Company's ability to convert qualified pipeline into binding contracts and revenue; the Company's ability to secure and maintain adequate financing to fund capital expenditures; competition from hyperscale cloud providers and other GPU cloud infrastructure companies; risks related to cybersecurity, data privacy, and operational disruptions; changes in government regulation affecting AI infrastructure or data centers; and general economic and market conditions.

For a more complete discussion of risks and uncertainties, please refer to the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the "Risk Factors" section of the Company's most recent Quarterly Report on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), including Annual Recurring Revenue ("ARR"), Run Rate Revenue, Net Cash Flow Margin, and Total Contract Value to Capital Expenditure ratio ("TCV/CAPEX"). These non-GAAP financial measures are presented as supplemental measures of the Company's operating performance and are not intended as substitutes for, or superior to, financial measures calculated in accordance with GAAP. Management believes these non-GAAP measures provide useful information to investors by facilitating comparisons of operating performance across periods and with peer companies. However, these measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure is available in the Appendix A.

No Offer or Solicitation

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This presentation does not constitute investment, legal, tax, or other professional advice, and investors should not rely on the information contained herein in making any investment decision. Each investor should consult its own legal, financial, tax, and other advisors before making any investment decision with respect to the Company's securities.

Regulation FD and Additional Information

This presentation is being furnished to the SEC on Form 8-K pursuant to Item 7.01 (Regulation FD Disclosure) and is simultaneously being made available to the public on the Company's investor relations website. The information in this presentation shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Additional Information

All information in this presentation is as of the date hereof unless otherwise indicated. Certain information contained in this presentation has been sourced from prior Company presentations and SEC filings. Industry and market data cited in this presentation have been obtained from sources believed to be reliable; however, the Company makes no representation or warranty as to the accuracy or completeness of such information. Financial data labeled with an "E" suffix reflects Company estimates. Charts and graphics labeled "ILLUSTRATIVE" are not drawn to scale and are intended to convey directional information only.

Q2’ 26 Highlights

REVENUE

$31.1M+

270% YoY growth

ANNUAL RECURRING REVENUE

$145M+

Up from 30% at the end of 2025, expected $400M by year-end 2026

CAPITAL FINANCED[1]

~$250M+

Disciplined deployment

UNRESTRICTED CASH

$120M+

Strong Balance Sheet

PROJECT FREE CASH FLOW MARGIN

15% - 20%

Sustainable economics (2026E)

LONG TERM TCV[2]

$1.9B

Supported by new long-term agreements and strong 2027 pipeline

[1] Total capital expenditure for FY 2026E anticipated to be $1.0B to $1.4B
[2] Inclusive of Q2 deliveries
Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company’s SEC filings for a discussion of risk factors.

Four Core Inputs Driving Continued Growth

Customer

A deliberately diversified portfolio selected on sector, project size, concentration, and creditworthiness. Accomplished through direct sales, channel partners, and the Boost Run platform for on demand access.

Colocation

Boost Run does not own its data centers. Partnering with multiple colocation providers avoids tying up capital in real estate, shortens lead times, and keeps capex pointed at revenue generating hardware.

Hardware

A multi-year, forward looking procurement approach with OEM partners and NVIDIA. The $1.44B Dell purchase agreement is essentially fully committed and allocated.[1]

Finance

Strong relationships with multiple finance partners support responsible scaling through prudent use of leverage across short and long-term structures, combined with customer prepayments and operating cash flow.

Focused capital demand anchored model: capacity investment is made against visible demand trends and continued customer interactions. Not speculative hardware positions.

[1] The Company is also pursuing an additional strategic procurement of approximately $4–5 billion of compute hardware with multiple OEMs. That procurement remains in process; no definitive agreements have been executed and there can be no assurance it will be completed on the terms pursued, or at all.

Cautionary Note: This slide contains forward-looking statements subject to significant risks and uncertainties. Actual results may differ materially from those projected. See Slide 2 for full disclaimers and the Company's SEC filings for a discussion of risk factors.

TCV Deployment by Quarter: $1.9B Fully Live by Q1 2027E

CUMULATIVE TCV IN PRODUCTION ($B)



CONTRACTED TCV — $1.9B
$0.4B
+$0.4B
$0.8B
+$0.4B
$1.2B
+$0.7B
$1.9B
Q2 2026 ACTUAL
Q3 2026E EST.
Q4 2026E EST.
Q1 2027E EST.
Energized to date[1]
3 new sites begin energizing
Consistent with $400M+ exit ARR target[2]
Full $1.9B TCV live in production

Every dollar deployed is contracted before energization. Deployment continues through fiscal year end and into Q1 2027E, bringing the full $1.9B of contracted TCV live in production.

[1] Quarterly in-production balances other than fiscal year-end are management estimates interpolated from disclosed metrics; actual deployment cadence may vary.
[2] TCV and ARR are non-GAAP operating metrics; see Appendix A for definitions. Deployment timing is an estimate and subject to change.

Capacity Runway Anchored by Contracted Demand

ACCESSIBLE CAPACITY[1]

253 MW

Across expanded colocation partnerships, with more to come

US DATA CENTER SITES

6 → 9

3 additional sites expected online over the next 6 months

CONTRACTED TCV[2]

$1.9B

Expected fully live in production by Q1 2027E

FY 2026E EXIT ARR[2]

$400M+

Reaffirmed target for fiscal year end 2026

HARDWARE PROCUREMENT RUNWAY ($B, ILLUSTRATIVE)


Dell purchase agreement
$1.44B — essentially fully committed and allocated
Strategic procurement in process[3]
$4–5B targeted — multiple OEMs

This procurement would represent a step change in scale anchored by contracted demand and pipeline visibility, and enabling monetization of power commitments accessible today.

[1] Management estimate of total accessible capacity under existing and expanded partnerships; not all capacity is energized.
[2] TCV and ARR are non-GAAP operating metrics; see Appendix A. Deployment timing is an estimate and subject to change.
[3] Procurement remains in process and definitive agreements are in progress.

Financing Profitable Growth: A Six Step Framework

1. **Rigorous execution plan:** Detailed project management and delivery milestones for every project
2. **Required prepayment:** Obtained on every customer agreement, averaging 22% of TCV
3. **Blended project funding:** Prepayments combined with operating cash flow and, where needed, balance sheet equity
4. **Project level returns:** Each project is intended to be positioned to generate positive project level NOI
5. **Rising capital efficiency:** TCV to capex ratio increasing to 1.4x and above as contract duration extends[1]
6. **Duration optimization:** Capturing the on-demand market at higher pricing and margins via the Boost Run platform

AVERAGE PREPAYMENT

22%

Of TCV — a prepayment is obtained on every deal closed

TCV TO CAPEX RATIO[1]

1.4x+

As contract duration extends

ON DEMAND REVENUE MIX

>12%

Short term, on demand contracts at higher pricing and margins[2]

[1] TCV and TCV/capex are non-GAAP operating metrics; see Appendix A for definitions and reconciliation to the most comparable GAAP measures.
[2] Reflects current revenue mix from the Boost Run on demand platform; mix will vary period to period.

How We Finance Growth

Illustrative example — hypothetical contract economics

GROSS TCV	PROJECT CAPEX	TCV / CAPEX	CUSTOMER PREPAY	DEBT-FREE BY
$805M	$391M	2.06x	15%	Mo. 36
60-month term	illustrative project	capital efficiency	$121M at signing	of 60-mo contract

CONTRACT INPUTS

Project CapEx	~$391M
Gross TCV (take-or-pay, 60 mo)	~$805M
Customer down payment (15%)	(~$121M)
Invoiced TCV (net of prepay)	~$684M
Invoiced revenue / month	~$11.4M
Est. debt service (P&I, 8%) + colo / month	(~$10.5M)
Net cash flow / month, during amortization	~$0.9M

FUNDING THE CAPEX — SOURCES

Prepay 31%	Equipment term loan 69% ($270M)

THE MODEL, IN FOUR STEPS

1. Contract signed — take-or-pay, prepayment required, 100% of the time
2. Prepayment + debt fund the CapEx — minimal equity required
3. Monthly contract revenue covers debt service and colo, with margin
4. Loan retired by month 36 — final 24 months are unlevered cash flow

Loan amortizes well inside the contract term



Cumulative contract revenue
Loan balance
$ millions
700
600
500
400
300
200
100
0
0
12
24
36
48
60
Contract month

Debt fully retired at month 36 • Months 37–60: ~$9.4M/mo of unlevered cash flow

Projects are financed with customer down payments, debt, and — where needed — Boost Run operating cash flow and equity. Contract revenue covers all debt service and colo, and the loan is retired 24 months before the contract ends.

Illustrative example only — does not represent any actual customer agreement. Assumes a 36-month fully amortizing equipment term loan at 8.00% annual interest; actual contract and facility terms vary. Contract revenue shown on invoiced basis (net of prepayment). Figures approximate.

Q2 2026 Financial Summary

Q2 2026 – Transaction Result

De-SPAC Business Combination with Willow Lane Acquisition Corp. — Closed May 8, 2026

A ZERO-REDEMPTION CLOSE

0

public shares redeemed by
WLAC shareholders at Closing

Every public share elected to remain invested through Closing — an outcome reflecting strong shareholder conviction in the combined company's GPU infrastructure growth story.

CLOSING DATE	May 8, 2026
NET PROCEEDS TO COMPANY	$114,076K
MERGER CONSIDERATION	44,150,000 shares (~$441.5M @ $10.00 ref. price)
EARNOUT SHARES ACHIEVED	10,968,750 shares (all price targets hit in Q2 2026)
ACCOUNTING TREATMENT	Reverse recapitalization; Boost Run Holdings, LLC is accounting acquirer

Unprecedented Momentum: Robust Backlog and Exponential Recurring Revenue

CONTRACTED REVENUE BACKLOG[1,2]

On track to triple again by year end 2026


~4.3x
$1,900M
~3.7x
$440M
$120M
Dec 2025A
30-Jun-26
Dec 2026E

ANNUAL RECURRING REVENUE

ARR has tripled year to date


~2.8x
$400M+
~4.8x
$145M
$30M
Dec 2025A
30-Jun-26
Dec 2026E

ARR and contracted revenue have tripled year to date and are on track to triple again by year end 2026

[1] Represents long-term contracted revenue (total contract value) with average contract duration of approximately 3 years.
[2] $1,900M contracted revenue backlog is achieved as of 7/31/26. The company anticipates additional signed agreements will be added to the December total between 6/30/26 and 12/31/26.

Adjusted P&L — Q2 and 6 Months Ended June 30

Revenue ($ in millions)


42.1
12.6
6mo 2025
6mo 2026

+235% YoY, driven by GPU cluster deployments coming fully online

Operating Cost Summary ($ in millions)

	6mo 2026	6mo 2025
Cost of revenue (excl. D&A)	3.3	1.2
SG&A (excl. D&A)	16.3	1.6
Depreciation & amortization	22.9	3.9
Colocation lease cost	15.2	2.4
Total operating costs & expenses	57.7	9.1

Adjusted EBITDA Bridge — Q2 2026 ($ in millions)

GAAP Net Loss	(75.0)
+ Interest Expense, net	5.1
+ Income Tax Provision*	55.7
+ Depreciation & Amortization	18.1
= EBITDA	**3.9**
+ Stock-Based Compensation	7.1
+ Loss on Extinguishment of Debt	1.4
= Adjusted EBITDA	**12.3 (40%)**
+ Colocation Expense	10.6
= Lease Adjusted EBITDA	**22.9 (73%)**

Note: Colocation lease cost recorded as operating expense under ASC 842 for finance-lease-classified data center capacity.

**The total deferred tax is primarily driven by the one-time corporate conversion.*

Non-GAAP measure. See appendix for reconciliation methodology and Reg G disclosure.

Adjusted Cash Flow — Six Months Ended June 30

Cash Flow by Activity ($ in millions)


114.2
8.6
48.9
-1.9
-39.7
-4.9
Operating
Investing
Financing
6mo 2025
6mo 2026

Adjusted Free Cash Flow ($ in millions)

	6mo 2026	6mo 2025
Net cash provided by operating activities	114.2	8.6
Less: Capital expenditures*	(36.9)	(2.9)
Adjusted Free Cash Flow	77.4	5.7

**Capex = purchases of equipment + lease improvements + intangible assets.*

QUALITY-OF-EARNINGS NOTE

Operating cash flow benefited from a $112.9M increase in customer deposits (prepayments on GPU rental contracts),. Underlying operating cash generation is meaningfully lower than the headline figure and should not be run-rated.

Cash Position ($ in millions)

	6mo 2026	6mo 2025
Net change in cash	123.4	1.6
Cash & restricted cash, beginning of period	9.7	0.3
Cash & restricted cash, end of period	133.2	1.9

Non-GAAP measure. See appendix for reconciliation methodology and Reg G disclosure.

Balance Sheet Summary — As of June 30, 2026

Total Assets ($ in millions)


742.3
77.4
Dec 31, 2025
Jun 30, 2026

9.6x growth driven by de-SPAC proceeds, GPU finance leases, and colocation build-out

TOTAL LIABILITIES

$642.2M

vs. $69.3M at 12/31/25

TOTAL STOCKHOLDERS' EQUITY

$100M

vs. $8.1M at 12/31/25

CASH & RESTRICTED CASH

$133.2M

vs. $9.7M at 12/31/25

Condensed Balance Sheet ($ in millions)

	Jun 30, 2026	Dec 31, 2025
Cash and restricted cash	133.2	9.7
Total current assets	155.1	19.7
Total assets	742.3	77.4
Total current liabilities	178.8	40.6
Total liabilities	642.2	69.3
Total stockholders' equity	100.0	8.1

Balance sheet growth reflects Business Combination proceeds and ASC 842 finance-lease treatment of GPU server and data center commitments. Finance lease liabilities of $238.1M (current + non-current) are the largest component of total liabilities.

Adjusted EPS — Q2, 2026

GAAP to Adjusted Net Loss Reconciliation ($ in millions)

GAAP net loss	**(75.0)**
+ Deferred tax liability — LLC to C-corp conversion*	55.7
+ Stock-based compensation	7.1
+ Loss on extinguishment of debt	1.4
Adjusted net loss	**(10.8)**

**One-time, non-cash charge recognized at Closing under ASC 740-10-25-32 upon Boost Run Holdings, LLC's conversion from a nontaxable partnership to a C-corporation; excluded as non-recurring.*

Diluted EPS (Class A)

GAAP

$(1.67)

per diluted Class A share

ADJUSTED

$(0.24)

per diluted Class A share

Adjusted diluted EPS = Adjusted net loss ÷ 45,032,269 diluted weighted-average Class A shares outstanding.

REG G COMPLIANCE NOTE

Adjusted net loss and Adjusted EPS are non-GAAP financial measures. Management believes these measures provide useful supplemental information by excluding the one-time deferred tax charge from the Company's post-Closing change in tax status, non-cash stock-based compensation, and a one-time loss on debt extinguishment, none of which reflect ongoing operating performance. These measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP, have no standardized meaning, and may not be comparable to similarly titled measures used by other companies. A full reconciliation to the most comparable GAAP measure, together with the disclosures required by SEC Regulation G, will be included in the earnings release and 10-Q filing.

Total Shares Outstanding — As of June 30, 2026

Shares Outstanding by Class


▪ Class A Common Stock
▪ Class B Common Stock

76,845,600 total shares outstanding at June 30, 2026 (vs. 44,150,000 at December 31, 2025)

Shares Issued & Outstanding

	Jun 30, 2026	Dec 31, 2025
Class A common stock	47,312,582	14,616,982
Class B common stock	29,533,018	29,533,018
Total shares outstanding	**76,845,600**	**44,150,000**

Key drivers of Class A share growth in the period:

- Business Combination closing — SPAC shares converted to Class A Common Stock
- 10,968,750 Earnout Shares issued (Karos, Sponsor & SPV — all price targets achieved in Q2 2026)
- 336,000 shares issued under the Weil consulting agreement upon vesting
- Warrant exercises ($43,440M of proceeds recognized in financing activities)

Weighted-Average Shares Outstanding — Six Months Ended June 30, 2026

	Basic — Class A	Basic — Class B	Diluted — Class A
WASO (shares)	8,363,328	29,533,018	37,896,346

Appendix

Reconciliation of Operating Metrics to GAAP Measures

OPERATING METRIC	DISCLOSED VALUE	GAAP ANCHOR (ASC REF.)	RECONCILING BRIDGE
ARR	~$400M	**Revenue** (ASC 606) + **Remaining Performance Obligations** (ASC 606-10-50-13)	Annualized recurring run-rate of active contracts at period end. Bridges to GAAP via committed RPO; excludes one-time fees, usage overages, and non-recurring services included in recognized revenue.
Free Cash Flow Margin	15% - 20%+	**Free Cash Flow** (÷) Revenue **Statement of Cash Flows** (ASC 230)	Operating cash flow less maintenance capex, divided by GAAP revenue. Reconciles from net income via D&A, working-capital changes, and SBC add-backs; excludes growth capex financed under ASC 842 leases.
TCV	~$1,900M	**Remaining Performance Obligations** (ASC 606-10-50-13) + executed LOIs	Total contract value of signed agreements (~3-yr avg duration). GAAP RPO captures enforceable, non-cancellable obligations; TCV additionally includes renewal options and LOI volume not yet a performance obligation.
TCV / Capex	1.2x – 1.4x	**RPO ÷ PP&E additions** (ASC 360 / cash flow investing activities)	Ratio of contracted revenue (TCV) to FY2026 capital expenditures supporting that backlog. Capex per investing-activities outflows plus ROU assets capitalized under ASC 842 finance leases.

Operating metrics (ARR, Net Cash Flow Margin, TCV, TCV/Capex) are non-GAAP measures management uses to evaluate performance and are not substitutes for GAAP results. Definitions may differ from similarly titled measures used by other companies. GAAP anchors reflect amounts reported, or to be reported, in the Company's SEC filings; figures are illustrative and unaudited.

Reconciliation of Operating Metrics to GAAP Measures

OPERATING METRIC	DISCLOSED VALUE	GAAP ANCHOR (ASC REF.)	RECONCILING BRIDGE
EBITDA	$3.9M	**Revenue** (ASC 606) + **Remaining Performance Obligations** (ASC 606-10-50-13)	Earnings before Interest, Tax Depreciation & Amortization.. Calculation from GAAP Net Income (Loss) + Tax Expense + Interest Expense + Depreciation & Amortization for the indicated period
Adj. EBITDA	$12.3M	**Revenue** (ASC 606) + **Remaining Performance Obligations** (ASC 606-10-50-13)	Adjusted (Adj.) EBITDA Is defined as EBITDA (as defined above) adjusted for one-time expenses including stock-based compensation, early debt retirement costs and other one-time costs for the indicated period. % Adj. EBITDA calculated by dividing Adj. EBITDA by GAAP Revenues for the indicated period
Lease Adj. EBITDA	$22.9M	**Revenue** (ASC 606) + **Remaining Performance Obligations** (ASC 606-10-50-13)	Lease Adjusted (Adj.) EBITDA Is defined as Adj. EBITDA (as defined above) adjusted for colocation expenses as an add-back. % Lease Adj. EBITDA calculated by dividing Lease Adj. EBITDA by GAAP Revenues for the indicated period

Operating metrics above are non-GAAP measures management uses to evaluate performance and are not substitutes for GAAP results. Definitions may differ from similarly titled measures used by other companies. GAAP anchors reflect amounts reported, or to be reported, in the Company's SEC filings; figures are illustrative and unaudited.